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                                                                    EXHIBIT 99.2


CCBN STREETEVENTS

CCBN STREETEVENTS CONFERENCE CALL TRANSCRIPT (AS EDITED AND CORRECTED BY ANS) ANSI - Q1 2003 Advanced Neuromodulation Systems Earnings Conference Call

Event Date/Time: Apr. 24, 2003 / 11:00AM ET
Event Duration: N/A


CORPORATE PARTICIPANTS

CHRISTOPHER G. CHAVEZ
Advanced Neuromodulation Systems Incorporated - President and CEO

SCOTT F. DREES
Advanced Neuromodulation Systems Incorporated - EVP

ROBERT MERRILL
Advanced Neuromodulation Systems Incorporated - CFO

KENNETH G. HAWARI
Advanced Neuromodulation Systems Incorporated - EVP

DREW JOHNSON
Advanced Neuromodulation Systems Incorporated - VP, Regulatory Affairs

CONFERENCE CALL PARTICIPANTS
MARK LANDY
Analyst

WILLIAM PLOVANIC
First Albany - Analyst

THOMAS GUNDERSON
Piper Jaffray - Analyst


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PRESENTATION

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OPERATOR

Ladies and gentlemen, thank you for standing by. And welcome to the Advanced Neuromodulation Systems Incorporated First Quarter Conference Call. During the presentation, all participants will be in a listen-only mode. Afterwards, we will conduct a question and answer session. At that time, if you have a question, please press the "1" followed by the "4" on your telephone. As a reminder, this conference is being recorded, Thursday, April 24th 2003. I would now like to turn the conference over to Christopher Chavez, President and CEO of Advanced Neuromodulation Systems Incorporated. Please go ahead, sir.

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CHRISTOPHER G. CHAVEZ - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED -
PRESIDENT AND CEO

Thank you, Amy. Good morning. We appreciate your interest today in ANS and the opportunity to review first quarter results with you. With me, this morning, are Scott Drees, our Executive Vice President of Sales and Marketing; Bob Merrill, our CFO; and Ken Hawari, our Executive Vice President. I will open, Bob will summarize financial performance for the first quarter, and then we'll address questions. Please keep in mind that we may use forward-looking comments in our opening statements and in our answers to your questions.

 The first quarter was another period of outstanding accomplishments for ANS. We continue to make strong progress on the top line, bottom-line and pipeline objectives. Revenues increased 71% to a new record of $19.7 million. The increase follows record performances in the last five quarters. Net income for the first quarter increased 213% to $2.6 million or 20 cents per diluted share. ANS' first quarter growth reflected an 85% increase in sales of our Spinal Cord Stimulation Systems for the treatment of chronic pain. This was powered by strong growth in our Genesis IPG and our first full quarter of Genesis XP sales. Genesis XP is an IPG that offers the advantages of Genesis with more than double the battery capacity.

 New products and new indications remain key to sustained and accelerated growth into the future years For this reason, ANS will continue to invest in products that improve our product offering in the spinal cord stimulation market. We will also develop new products by leveraging our platform technology and market position to enable ANS to pursue other significant commercial opportunities including deep brain stimulation and implantable and refillable drug pumps. We are making good progress in absorbing technology acquired from Micronet, and we are still on target to launch Micronet's spinal cord stimulation leads later in the third quarter. We also recently completed all 109 implants in support of our pump clinical study, and we hope to file a PMA with the FDA later this year. With these developments, we believe we have the products and the pipeline to support growth through the decade. Although the interventional neuromodulation market already approaches $800 million in worldwide revenues, we continue to believe that the market is still very early in its development, is significantly under-penetrated and offers significant growth potential. We estimate that currently ANS has 8% market share of the broader neuromodulation market. However, we have the people, products, programs, resources and capabilities within our strategic planning horizon to increase our market share to 15 to 20% of this large and growing neuromodulation market.

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We recently completed the acquisition of Sun Medical's pain management business in March and have fully absorbed the nine new sales people and the three clinical support specialists who came over in the deal. We are delighted to have each of them as part of the ANS team.

The rationale for the deal was pure and simply to obtain total control of the sales geography and to position ANS to make additional investments in this geography, as we grow. The transaction will improve future margins in this geography by approximately 10%. Our distribution capability continues to grow and strengthen. As of today, we have 119 people, which include managers, sales reps, and clinical specialists representing the ANS products in the US market.

First quarter results continue to demonstrate the strength of our organization and operating platform and validate our business strategy. We remain focused in executing this strategy, as ANS gain strength, confidence and momentum. The ANS team continues to respond to the challenge of delivering strong back-to-back performances. I am very proud of the entire ANS team, our employees in Plano, our employees in New Jersey including our distributors and our agents. And I might add our selling organization in other parts of the world. We also appreciate the support and encouragement of our customers. We know they have a choice. This concludes my opening comments. Bob Merrill, our CFO, will now present financial highlights, and then we will invite questions. Bob.

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ROBERT MERRILL  - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED - CFO

Thanks Chris, and good morning everyone. We were pleased with the outstanding first quarter results powered by growth in our IPG systems, both Genesis and Genesis XP. The results continue to illustrate the leverage we built into our business, as we continue to grow the top line.

First quarter revenue increased 71% to a record $19.7 million from $11.5 million in the same period last year. Neuro products sales increased to $16.6 million, up 85% from the prior year level of $9 million. Revenue from our Renew RF system grew at a rate of 12% compared to last year's first quarter. Revenue from our HDI subsidiary increased to $3 million in 2003 from $2.5 million during the first quarter of 2002.

Gross profit for the first quarter increased 70% to $12.8 million from $7 million in 2002. Gross margin increased 430 basis points to 65% in the 2003 period from 60.7% in 2002. I expect continued improvement in gross margin throughout the remainder of 2003 due to a higher overall mix of neuro product sales, our recent acquisition of Sun Medical, and manufacturing leverage from increased volumes. I expect gross margins to approach 68% by yearend 2003.

Operating expenses in terms of absolute dollars increased to $9 million, up 57% from last year's $5.7 million. As a percentage of net revenue however, operating expenses decreased to 45.6% from 49.9% a year ago due to the leveraging of R&D expenses and general and administrative expense. As planned, we are continuing to invest in our sales and marketing capabilities, which were 26.2% of net revenue compared to the prior year level of 25.2%.

Operating income increased 208% to $3.8 million during the first quarter from $1.2 million during the first quarter of 2002. Operating margin increased to 19.4%, up from 10.8% a year ago and up on a sequential basis from the fourth quarter level of 18.7%.

Net income increased to $2.6 million or 20 cents per diluted share from $837,000 or 8 cents per diluted share in 2002. The company's tax rate was 36% in the first quarter, the same as in first quarter of 2002.

Turning to the balance sheet, our cash and marketable securities at March 31st were $90.8 million, down approximately $6 million from the December 31 level of $96.8 million; principally

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due to $3.8 million used in the Sun Medical transaction at closing, $1 million to purchase common stock in Innovative Spine Technologies, Inc., and $3.3 million for payment of income taxes and the reduction of other current liabilities.

Our trade receivables increased 20% to $13 million, up nearly $2.2 million from year-end 2002, due to our sales growth and an increase in DSOs to 59 days from 55 days in the fourth quarter. We experienced slower payments from insurance companies and hospitals during the first quarter.

As we previously reported in our last conference call, the current lease on our 50,000 square foot corporate headquarters expires in August 2004. We plan to break ground on a new facility today and expect to relocate our operations before our lease expires in 2004. The facility will be approximately 145,000 square feet with an estimated construction cost between $16 million and $17 million. While we have not yet determined the method by which we will finance the facility, our cash position and overall balance sheet continues to provide us with various financing alternatives, including using our current cash, financing through a debt vehicle such as a mortgage or other form of note, or a sale-leaseback transaction. We also believe that on a per square foot basis, if we finance the facility through a mortgage or a sale and leaseback, the net effect of the cost to the company of building the new facility will not be materially different from the cost of leasing suitable existing space.

We increased our investment in inventory from year-end 2002 by $2.3 million. Of this increase, $1 million of this was related to the purchase of Sun Medical which we value the inventory purchased from Sun at their cost. The remainder of the increase was primarily related to additional inventory of Genesis and Genesis XP to support our continued anticipation of growth in the next several quarters.

We spent $795,000 during the first quarter on capex for additional furniture, fixtures, manufacture tooling and equipment. Excluding the new facility discussed earlier, we have budgeted $3.3 million for CAPEX during 2003.

Due to our strong first quarter performance, we're raising our guidance for the remainder of 2003. We expect net revenue in the range of $77 million to $80 million compared to our earlier guidance in January 2003 of $71 million to $75 million. This increase results from continued momentum in the neuro business including our recent acquisition of Sun Medical. In terms of net income per share, we expect a range of 81 cents to 86 cents, again up from the 78 to 83 cents in our prior guidance. I'll now turn the call over to the conference moderator for Q&A


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Q AND A

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OPERATOR

Thank you. Ladies and gentlemen, if you would like to register a question, please press the "1" followed by the "4" on your telephones. You will hear a three-tone prompt to acknowledge your request. If your question has been answered, and you would like to withdraw your request, please press the "1" followed by the "3." If you're using a speakerphone, please lift your handset before entering the request. One moment please for the first question. Our first question comes from the line of Mark Landy with Leerink Swann. Please proceed with your question.

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MARK LANDY ANALYST

Gentlemen, all I can say is wow.

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CHRISTOPHER G. CHAVEZ - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED -
PRESIDENT AND CEO

Thank you, Mark.

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MARK LANDY ANALYST

I had a couple of questions. Hi-tronics was, I think, ahead of expectations. Should we think of that as the run rate going forward or is there something there that was a one-time gain?

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CHRISTOPHER G. CHAVEZ - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED -
PRESIDENT AND CEO

Mark, we had a strong quarter obviously at HDI, but we don't want to send a message yet that there is growth there. As I've repeatedly in the past, we're managing the resources of HDI, while we are redirecting those resources both in development and manufacturing to support our core business at ANS. So it's possible that we may have upside there, but we certainly don't want to predict it at this point in time.

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MARK LANDY ANALYST

Well, then, just to be safe. It's probably best to keep it in the kind of 26, 27, around 2.6 million, 2.7 million rather than close it to 3, Bob.

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ROBERT MERRILL  - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED - CFO

I think that's right. I would still continue to look for somewhere around $11 million for the year.


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MARK LANDY ANALYST

Okay. The mix towards Genesis XP -- could you maybe discuss that in terms of where it stands in the sales mix?

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CHRISTOPHER G. CHAVEZ - - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED -
PRESIDENT AND CEO

In the January or I should say that in our first - in our last conference call, we speculated that XP could be as much as 50% of our total IPG volumes. I think after having gone through this first quarter, I think, we can assert positively that that's probably going to be how it's going to play out. We had a very strong uptick on Genesis XP. Physicians like it -- they were very anxious to try it, and I don't really want to talk about what our exact mix was for Q1. But I can tell you that there was a strong uptick for Genesis XP. And we believe that it is very possible that XP could be as much as half of our total IPG volume in 2003.

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MARK LANDY ANALYST

Okay. Then, just in terms of the RF business, could you maybe discuss the dynamics in that business?

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CHRISTOPHER G. CHAVEZ - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED -
PRESIDENT AND CEO

Yes. We had some growth actually year-over-year for -- actually, let me just go back here. We experienced growth last year. I think we were all uncertain how the RF business would do in light of the exciting launch of our IPG. Moving into this first quarter, we experienced modest growth year-over-year for our RF business. Mark, as I have stated a lot of times, we believe, that when you put the patient first and you truly consider what is good for patients that approximately 20% of the time for those patients who have complex multi-focal pain, we believe that the Renew system is the right thing to do for our patients. So as this business grows and as things unfold and once we go beyond the marketing and the excitement of what an IPG brings to the table, we think that for all the right reasons the RF business should grow.

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MARK LANDY ANALYST

Okay.

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CHRISTOPHER G. CHAVEZ - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED -
PRESIDENT AND CEO

But again, in the spirit of being conservative, for this year the message we're conveying is that the RF business should be -- should show some modest growth year-over-year. And as we get a better handle on things and as we gain momentum in the market, we'll signal that when the time is appropriate.


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MARK LANDY ANALYST

But, Chris, in Q102, we had it slightly falling off. So the growth rate shorter -- probably would be higher in Q1 than it would going forward, because we did get a rebound in the business as it went on, right?

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ROBERT MERRILL  - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED - CFO

I think that's right. I mean if you look at what I stated earlier, the RF business was up 12% year-over-year. I think, as Chris said, we still believe that to expect modest single-digit growth during this year, I think, that's the stance that we want to take at this point. And as Chris said, I think, we'll continue to update that as we go forward during the year.

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MARK LANDY ANALYST

Okay. Last question, guys. I'm taking up too much time. In terms of the days receivables, Bob should we see that trending down? Is that kind of a new standard as there is more demand for the product and hospitals take a little longer to pay?

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ROBERT MERRILL  - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED - CFO

Well, as you are aware, I mean, insurance companies and hospitals are delaying us as far as they can. So we historically had a range of -- in this range 55 to
59. You know, were trending down last year. I think as we put on the Sun business, Sun historically would pay us within their terms, which is much quicker than hospitals. I think it's probably going to end up in these upper 50s. We are going to do everything humanly possible to bring it down into the mid 50s; but I would figure somewhere around this range, if I were you, Mark.

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MARK LANDY ANALYST

Great. Thanks very much, gentlemen.

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CHRISTOPHER G. CHAVEZ - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED -
PRESIDENT AND CEO

Thank you, Mark.

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OPERATOR

Our next question comes from the line of Bill Plovanic with First Albany. Please proceed with your questions.


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WILLIAM PLOVANIC  - FIRST ALBANY - ANALYST

Great. Thank you. And I hate to say it, but excellent quarter.

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ROBERT MERRILL  - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED - CFO

Thank you, Bill.

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CHRISTOPHER G. CHAVEZ - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED -
PRESIDENT AND CEO

Thank you, Bill.

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WILLIAM PLOVANIC  - FIRST ALBANY - ANALYST

 I hate that because I just get to jump on a band wagon. The bells have got to be ringing like mad down there these days.

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CHRISTOPHER G CHAVEZ - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED - PRESIDENT
AND CEO

Ooh, my ears are hurting.

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WILLIAM PLOVANIC  - FIRST ALBANY - ANALYST

A couple of questions actually in regards to the -- first of all, to kind of piggyback on Mark's question on the reimbursement from the insurance companies,. what about from workers' comp? Has there been any rumblings there with budgets being cut about your product in the pricing?

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CHRISTOPHER G. CHAVEZ - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED -
PRESIDENT AND CEO

You know, at this point in the time, Bill, we haven't experienced any problems that are out of the normal in either workers' comp, Medicare or private pay. I think it's going to be an interesting issue to watch in the coming months, as the economy continues to muddle along; and there are pressures on a lot of different parts of the economy. But at this point in time, the reimbursement seems to be well under control.

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WILLIAM PLOVANIC  - FIRST ALBANY - ANALYST

Okay. And then for, Bob, on the interest and other income line -- it was a little couple of thousand lighter than what we're looking for. Was there any non-recurring type items that hit in there that we should be aware of?

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ROBERT MERRILL  - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED - CFO

Well, the interest income truly reflects market rates at this point. As you'll recall, we're invested in very short-term tax-free instruments; and the rates on those very short-term instruments and when I say short, 35 days or less, are around 1.0 to 1.1 right now on a tax-free basis. So it's just purely a function of where the market is at this point.

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WILLIAM PLOVANIC  - FIRST ALBANY - ANALYST

Okay. And then, two more questions, if I may, on the distribution for you, Chris? Could you give us an idea of what the breakdown of the distribution was relative you have 119 people, how many are direct, how many are independent, and how many are stocking? And then, how does your revenue mix lay on top of that?

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CHRISTOPHER G. CHAVEZ - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED -
PRESIDENT AND CEO

Of the 119 field people -- again, this includes managers, reps, and clinical specialists. Approximately, 15% of those are distributors, 41% are agents; and for the first time now, our direct representation now is the largest part of our distribution mix. That's approximately 44%. And I think those percentages would be a good proxy for how our business splits up.

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WILLIAM PLOVANIC  - FIRST ALBANY - ANALYST

Great. So it's all tracking that way. And then the last question was as we look out into the future at new products, here you're talking about DBS, you also talked about the constant flow drug pumps; but what about other indications inside the spinal cord? What kind of -- what could we expect on the near 6 to 18 months there? Is there anything in the works?

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CHRISTOPHER G. CHAVEZ - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED -
PRESIDENT AND CEO

Specifically, in the area of spinal cord stimulation, I think, it's no secret that spinal cord stimulation works very well for treating angina and for treating ischemic pain associated with peripheral vascular disease. In fact, those are the two leading indications for spinal cord stimulation in Europe.

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WILLIAM PLOVANIC  - FIRST ALBANY - ANALYST

Right.


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CHRISTOPHER G. CHAVEZ - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED -
PRESIDENT AND CEO

ANS will be initiating an IDE study in Europe, Northern Europe, where we're actually going to do one in the Northeast. We also know that Medtronic has announced that they're going to be pursuing an angina pivotal. So I think it's inevitable that this modality will flow into that area, but it hasn't been our top priority given everything else on our plate. So I think that's going to be one area. I think the whole area of stimulation of the occipital nerves and other nerves basically on the skull, offer a lot of very interesting and very promising opportunities; so we will be pursuing that. We're still very interested in moving into the sacral area to pursue sacral nerve stimulation for both pelvic pain, and we're also considering in pursuing an indication for urge continence. As you know, Bill, we don't have a call point on the urologist or the urogynecologist. So a decision to go in that direction would basically imply that we either create a marketing capability with the urologist, which is not our intent and/or we find a powerful marketing company that's willing to take on an exciting new line for an exciting new application. So those are some of them. There are other applications in spinal code stimulation. There is a lot of talk about the sexual dysfunction, and we haven't gone close to that one. And there are others that I'm not at liberty to speak to. But our policy at ANS is to keep things close to the vest both in our pipeline as well as in indications. So what I can say definitively and what you can expect is that we will pursue aggressively a system in deep brain stimulation to pursue Parkinson's and Tremor; and we're considering other applications. And clearly, we're going to pursue drug deliveries on constant rate pumps for pain; and I think, it's no secret that we're working on a programmable pump and in other iterations to both our pump technology and spinal cord stimulation technology.

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WILLIAM PLOVANIC  - FIRST ALBANY - ANALYST

Great. Thank you.

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OPERATOR

Our next question...

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CHRISTOPHER G. CHAVEZ - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED -
PRESIDENT AND CEO

Thank you, Bill.

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OPERATOR

Our next question comes from the line of Tom Gunderson with Piper Jaffray. Please proceed with your questions.

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THOMAS GUNDERSON  - PIPER JAFFRAY - ANALYST

Hi. Good morning. Just a follow up maybe on the closer end. You mentioned a 109 implants on follow up. Could you help me out a little bit on the timing for the PMA? What's the follow up for

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that? And what kind of -- is it just pretty much the standard one to two months to gather the data after the follow up before the submission?

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CHRISTOPHER G. CHAVEZ - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED -
PRESIDENT AND CEO


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Hi, Tom. By the way, welcome. It's good to have you on this conference call representing Piper Jaffray. I'm going to ask Drew Johnson, our Vice President of Regulatory Affairs to take that question. Drew.

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DREW JOHNSON - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED - VP, REGULATORY
AFFAIRS

Hi, Tom.

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THOMAS GUNDERSON  - PIPER JAFFRAY - ANALYST

Hi.

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DREW JOHNSON - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED - VP, REGULATORY
AFFAIRS

As the protocol is written, we plan to submit the data to the agency on patients who have completed six months of implantation of the device. As you mentioned, it will take a couple of months or so to analyze the data and get the PMA ready for submission.

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THOMAS GUNDERSON  - PIPER JAFFRAY - ANALYST

Okay. Thanks. Then, sort of a general question, but your success -- it has been due to your new products and execution of your plan, a growing market and somewhat taking out of the hide of your bigger competitor. Have you seen any competitive response to you growth at this point? And if so, how are you countering that?

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CHRISTOPHER G. CHAVEZ - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED -
PRESIDENT AND CEO

Tom, that's an excellent question. Let me start by saying that what is very exciting about the ANS opportunity is this whole idea of -- this new concept of the digital drug, digital pharmaceutical, it has profound applications in areas that go well beyond pain management. Clearly, there are going to be applications in a lot of other clinical areas. So we truly are in the -- what I call the infancy of developing a new modality for what could potentially be a lot of applications. Our success at ANS, I think, is a function of the quality of our technology, the outstanding abilities of our sales representation, and the dedication of the ANS employees -- people work hard, and they are fully focused on execution. I should say that I don't like to position this thing as an ANS versus Medtronic, because clearly they're doing very well in this market. They are continuing to show strong growth and we fully expect that they will. We think that the real challenge remains not to beat each other up in the market although we compete very aggressively against each other. And we have done so since I have been here for the last five years. But the real opportunity is to continue to develop the market, to create visibility for it, to continue to work the reimbursement angles, to strengthen the technology, to train physicians and ultimately to do all those things that need to be done to develop the market. So I think there is a lot of downstream opportunity and I really credit the success for what ANS has done to the superb efforts of all of ANS employees. I hope that answers your question.

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THOMAS GUNDERSON  - PIPER JAFFRAY - ANALYST

Thanks for that response Chris. And then a detailed kind of financial question. Could you help me out a little bit on what you did. You mentioned this a little bit, I am not sure I caught it all on the inventory with Sun Medical. Was that all inventory that you had sold to them or was that consignment. How did that move over. You said you took at the cost, but can you give me a little bit more color on that please?

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CHRISTOPHER G. CHAVEZ - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED -
PRESIDENT AND CEO

Sure Tom, I will let Bob take on that one. Bob.

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ROBERT MERRILL  - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED - CFO

Yes. Under the asset purchase agreement we agreed to acquire inventories that we had previously sold to Sun. Under the accounting rules we are required to bring those inventories back at what Sun Medical paid us. So there is approximately at their cost about $950,000 that will come out in the April timeframe through our P&L at that cost. So the initial margins on those first $950,000 of sales will be lower than those going forward during the May and June timeframes. So net-net, I don't think it will have a major impact on Q2 margins and as you know Sun was given a discount off list of 25 percent, which will now flow back up into the revenue lines going forward. So as I said earlier we believe after this initial inventory comes out, Sun Medical will truly help our margins.

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THOMAS GUNDERSON  - PIPER JAFFRAY - ANALYST

You get to sell it at retail. Thanks for the answers to those questions. And, Chris, glad to be here.

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CHRISTOPHER G. CHAVEZ - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED -
PRESIDENT AND CEO

Thank you, Tom.

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OPERATOR

Ladies and gentlemen, as a reminder to register for question, please press the "1" followed by the "4" on you telephone. And I am showing no further questions at this time. Please continue with your presentation or any closing remarks.

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CHRISTOPHER G. CHAVEZ - ADVANCED NEUROMODULATION SYSTEMS INCORPORATED -
PRESIDENT AND CEO

Just want to close by, thanking you for your continued interest in ANS. ANS continues to be very strong and confident on our prospects for the future. We look forward to updating you on second quarter results. Have a great day. Thank you.

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